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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported): JULY 22, 2003




                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                    0-25033                   63-1201350
           (Commission File Number) (IRS Employer Identification No.)



17 NORTH 20TH STREET, BIRMINGHAM, ALABAMA                              35203
 (Address of Principal Executive Offices)                            (Zip Code)


                                 (205) 327-3600
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The following exhibit is furnished pursuant to Item 601 of Regulation S-K:

         EXHIBITS:


         Exhibit Number           Description of Exhibit
         --------------           ----------------------

         99.1                     Press Release of The Banc Corporation dated July 22, 2003


ITEM 9.  REGULATION FD DISCLOSURE

         This current report on Form 8-K and the earnings press release attached hereto are being furnished by The Banc Corporation pursuant to "Item
12. Results of Operations and Financial Condition" of Form 8-K, in accordance with SEC Release No. 33-8216.

         On July 22, 2003, The Banc Corporation issued a press release announcing its operating results for the quarter ended June 30, 2003.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

EXHIBITS:


         Exhibit Number           Description of Exhibit
         --------------           ----------------------

         99.1                     Press Release of The Banc Corporation dated July 22, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE BANC CORPORATION


Date: July 23, 2003               By: /s/ F. Hampton McFadden, Jr.
                                     ------------------------------------------
                                              F. Hampton McFadden, Jr.
                                              Executive Vice President,
                                            General Counsel and Secretary